INFORM WORLDWIDE HOLDINGS, INC.
PROMISSORY NOTE

U.S. $200,000	Henderson, Nevada, August 31, 2007

1.     GENERAL. FOR VALUE RECEIVED, INFORM WORLDWIDE HOLDINGS, INC., a Florida corporation (“Payor”), does hereby covenant and promise to pay to the order of BLUEWATER PARTNERS S.A., a Panama corporation, or its assigns or successors (“Payee”), in legal tender of the United States, the sum of Two Hundred Thousand Dollars ($200,000.00), or so much thereof as maybe outstanding, plus interest as calculated below, which shall be due and payable upon the following terms and conditions contained in this promissory note (this “Note”).

2.     Term. This Note shall mature on the fifth anniversary of the date of this Note (the “Maturity Date”).

3.     Payment Terms. The entire outstanding unpaid principal balance, plus all accrued interest thereon (collectively, the “Obligations”), shall be due and payable on the Maturity Date. The Obligations shall be payable by wire transfer of immediately available funds to the account of Payee or by certified or official bank check payable to Payee delivered to Payee at the address of Payee as set on the records of Payee or such other business address as shall be designated in writing by Payee.

4.     Prepayment. The Payor may prepay the outstanding principal amount of this Note and any accrued interest, in whole or in part at any time without penalty.

5.     Interest. Interest shall accrue on the outstanding principal balance at the London Interbank Offered Rate for six months U.S. dollar deposits as published in the “Money Rates” column of the local edition of The Wall Street Journal (“LIBOR”) plus three percentage points (3%) per annum compounded annually, calculated on the basis of a 365-day year based upon the actual number of days lapsed. Notwithstanding the foregoing, upon an Event of Default (as defined below), this Note shall bear interest on and after the date of such Event of Default pursuant to Section 7.b below.

6.     Application of Payments. All payments made hereunder shall be applied first to accrued interest, and then to principal or in such other order or proportion as the Payee of this Note may elect.

7.     Default:

        a.     Each of the following events shall constitute an “Event of Default”:

            i.     The Payor’s failure to pay to the Payee any of the Obligations when and as due under this Note, if such failure continues for a period of at least five (5) Business Days;

            ii.     The Payor: (1) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (2) files a voluntary petition in bankruptcy; (3) files an answer seeking reorganization or an arrangement with creditors; otherwise seeks to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, liquidation or other similar laws or statutes; (5) files any answer admitting the material allegations of a petition filed against it in any proceeding under any such laws identified in subsection 7.a.ii(4), or (6) makes a general assignment for the benefit of its creditors;

            iii.     There shall be filed against the Payor an involuntary petition seeking reorganization of the Payor or the appointment of a receiver, trustee, custodian or liquidator of the Payor or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law or any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed.

            iv.     There is a Change of Control of the Payor. For purposes of this Note, the term “Change of Control” means any of the following events, unless the transaction is a non-taxable mere change in corporate form of Payor: (1) all or substantially all of the Payor’s assets are sold or otherwise transferred; (2) a majority of voting control or, whether or not a single person holds such voting control, of the Payor is transferred or otherwise sold to any person; or (3) the Payor is merged (whether by pooling or any other accounting form) with another entity or entities or otherwise alters its form or capital structure and the persons holding a majority of voting control of the Payor before the transaction no longer hold such voting control of the surviving entity, regardless of whether the form of control by the third party is by contract, stock interest, or the existence of rights convertible into stock or other securities that would effectively control the Payor if exercised; or

        b.    Default Interest. Upon an Event of Default, and unless and until cured, the rate of interest accruing on the unpaid principal balance shall be LIBOR plus 5%, independent of whether the Payee of this Note elects to accelerate the unpaid principal balance as a result of such default.

        c.    Remedies on Event of Default. Upon an Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Payee, the Obligations shall immediately become due and payable, without notice, presentment, demand, or protest, all of which are hereby expressly waived. In case any one or more Events of Default shall occur and be continuing and acceleration of this Note shall have occurred, the Payee may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon the Payee hereby shall be exclusive of any other right referred to herein or hereafter available at law, in equity, by statute or otherwise.

8.     Transfer, Exchange or Replacement of Note.

        a.    Transfer. Except as provided in Section 10.h, this Note may not be transferred without the express written consent of the Payor. If this Note is to be transferred, the Payee shall surrender this Note to the Payor, whereupon the Payor will issue and deliver upon the order of the Payee a new Note, registered as the Payee may request, representing the outstanding principal being transferred by the Payee and, if less then the entire outstanding principal is being transferred, a new Note to the Payee representing the outstanding principal not being transferred. The Payee and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions for prepayment as provided in Section 4, the outstanding principal represented by this Note may be less than the principal stated on the face of this Note.

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        b.    Exchange. The Payee may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Payor, and receive in exchange therefor, a new Note in the same principal amount as the unpaid principal amount of this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid.

        c.    Replacement. Upon receipt by the Payor of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Payor will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 8 shall be dated as of the date of this Note.

        d.    No transfer by Payor. This Note may be transferred by the Payor in the event of a Change of Control of the Payor in the event that the security for payment hereof is maintained.

9.     Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile or if sent by nationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

        if to the Payor:

Inform Worldwide Holdings, Inc. 2501 N. Green Valley Parkway, Suite 110 Henderson, NV 89014 Attention: Ashvin Mascarenhas, President Facsimile:

(with a copy to)

Foley &Lardner LLP 100 N. Tampa St., Suite 2700 Tampa, FL 33602 Attention: Richard Agster, Esq. Facsimile: (813) 221-4210

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        if to the Payee:

Bluewater Partners S.A. 222 Old Prospect Road Grand Cayman, Cayman Islands KY1-1206 Attention: Myron Gushlak, Managing Director Facsimile: (345) 947-5054

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile, when receipt is confirmed, (iii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

10.     Miscellaneous

        a.    Extension of Maturity. Should the Obigations become due and payable on other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day. For the purposes of this Note, a Business Day shall be any day that is not a Saturday, Sunday or legal holiday in the State of Florida.

        b.    Attorneys’ and Collection Fees. Should the Payee retain counsel to enforce Payor’s obligations hereunder, whether or not suit is instituted, the Payor agrees to pay, in addition to the Obligations, all reasonable costs of collection, including reasonable attorneys’ and professionals’ fees and expenses, incurred by the Payee in collecting or enforcing this Note.

        c.    Amendments and Waivers. This Note may be amended, and any provision hereof may be waived, only with the express written consent of the Payor and the Payee.

        d.    Choice of Law and Consent to Venue and Jurisdiction. This Note shall be governed, construed and enforced in accordance with the laws of the State of Florida. The Payee consents to the sole and exclusive jurisdiction and venue of the courts of the State of Florida, exclusive of its choice of law provisions, and to the jurisdiction and venue in a court of competent jurisdiction in and for Hillsborough County, Florida.

        e.    Waiver of Jury Trial: PAYOR AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYOR AND HOLDER ENTERING INTO THIS AGREEMENT.

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        f.    Invalidity of Any Part. If any provisions or part of any provision of this Note shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

        g.    Time. Time is of the essence hereunder.

        h.    Binding nature. This Note is binding on the parties and their successors and assigns. Without limiting the foregoing, Payor acknowledges and agrees that Payee’s estate, personal representatives, executors and beneficiaries shall, upon Payee’s death, succeed to all of his rights and entitlements hereunder and to enforce the other terms and conditions herein. For the avoidance of doubt, any place in this agreement where the word “Payee” appears it shall include any person who shall be a holder of this Note.

[Remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, the Payor has caused this Note to be duly executed by its duly authorized officer as of the date first written above, and the parties agree to be bound by the terms and conditions contained herein.

INFORM WORLDWIDE HOLDINGS, INC.
By: /s/ Ashvin Mascarenhas
Name: Ashvin Mascarenhas
Title: President

        FOR VALUE RECEIVED and in consideration for and as an inducement to Payee to extend to the Payor the debt for which this Note is issued, Ashvin Mascarenhas (the “Guarantor”), hereby guarantees to Payee the full, complete, and timely payment of all amounts owing from time to time by Payor to Payee under this Note. This Guaranty is absolute and unconditional. Guarantor waives all rights to notice in connection with this Guaranty, including, but not limited to, notice of acceptance of this Guaranty by Payee. Guarantor agrees that, with or without notice to Guarantor, the Payee may at any time, either with or without consideration, agree to any amendment, modification or assignment of the terms of this Note. This Guaranty shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of Guarantor.

GUARANTOR:

/s/ Ashvin Mascarenhas
Ashvin Mascarenhas

INFORM WORLDWIDE HOLDINGS, INC.
PROMISSORY NOTE

U.S. $200,000	Henderson, Nevada, September 2, 2007

1.     GENERAL. FOR VALUE RECEIVED, INFORM WORLDWIDE HOLDINGS, INC., a Florida corporation (“Payor”), does hereby covenant and promise to pay to the order of BLUEWATER PARTNERS S.A., a Panama corporation, or its assigns or successors (“Payee”), in legal tender of the United States, the sum of Two Hundred Thousand Dollars ($200,000.00), or so much thereof as maybe outstanding, plus interest as calculated below, which shall be due and payable upon the following terms and conditions contained in this promissory note (this “Note”).

2.     Term. This Note shall mature on the fifth anniversary of the date of this Note (the “Maturity Date”).

3.     Payment Terms. The entire outstanding unpaid principal balance, plus all accrued interest thereon (collectively, the “Obligations”), shall be due and payable on the Maturity Date. The Obligations shall be payable by wire transfer of immediately available funds to the account of Payee or by certified or official bank check payable to Payee delivered to Payee at the address of Payee as set on the records of Payee or such other business address as shall be designated in writing by Payee.

4.     Prepayment. The Payor may prepay the outstanding principal amount of this Note and any accrued interest, in whole or in part at any time without penalty.

5.     Interest. Interest shall accrue on the outstanding principal balance at the London Interbank Offered Rate for six months U.S. dollar deposits as published in the “Money Rates” column of the local edition of The Wall Street Journal (“LIBOR”) plus three percentage points (3%) per annum compounded annually, calculated on the basis of a 365-day year based upon the actual number of days lapsed. Notwithstanding the foregoing, upon an Event of Default (as defined below), this Note shall bear interest on and after the date of such Event of Default pursuant to Section 7.b below.

6.     Application of Payments. All payments made hereunder shall be applied first to accrued interest, and then to principal or in such other order or proportion as the Payee of this Note may elect.

7.     Default:

        a.     Each of the following events shall constitute an “Event of Default”:

            i.     The Payor’s failure to pay to the Payee any of the Obligations when and as due under this Note, if such failure continues for a period of at least five (5) Business Days;

            ii.     The Payor: (1) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (2) files a voluntary petition in bankruptcy; (3) files an answer seeking reorganization or an arrangement with creditors; (4) otherwise seeks to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, liquidation or other similar laws or statutes; (5) files any answer admitting the material allegations of a petition filed against it in any proceeding under any such laws identified in subsection 7.a.ii(4), or (6) makes a general assignment for the benefit of its creditors;

            iii.     There shall be filed against the Payor an involuntary petition seeking reorganization of the Payor or the appointment of a receiver, trustee, custodian or liquidator of the Payor or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law or any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed.

            iv.     There is a Change of Control of the Payor. For purposes of this Note, the term “Change of Control” means any of the following events, unless the transaction is a non-taxable mere change in corporate form of Payor: (1) all or substantially all of the Payor’s assets are sold or otherwise transferred; (2) a majority of voting control or, whether or not a single person holds such voting control, of the Payor is transferred or otherwise sold to any person; or (3) the Payor is merged (whether by pooling or any other accounting form) with another entity or entities or otherwise alters its form or capital structure and the persons holding a majority of voting control of the Payor before the transaction no longer hold such voting control of the surviving entity, regardless of whether the form of control by the third party is by contract, stock interest, or the existence of rights convertible into stock or other securities that would effectively control the Payor if exercised; or

        b.    Default Interest. Upon an Event of Default, and unless and until cured, the rate of interest accruing on the unpaid principal balance shall be LIBOR plus 5%, independent of whether the Payee of this Note elects to accelerate the unpaid principal balance as a result of such default.

        c.    Remedies on Event of Default. Upon an Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Payee, the Obligations shall immediately become due and payable, without notice, presentment, demand, or protest, all of which are hereby expressly waived. In case any one or more Events of Default shall occur and be continuing and acceleration of this Note shall have occurred, the Payee may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon the Payee hereby shall be exclusive of any other right referred to herein or hereafter available at law, in equity, by statute or otherwise.

8.     Transfer, Exchange or Replacement of Note.

        a.    Transfer. Except as provided in Section 10.h, this Note may not be transferred without the express written consent of the Payor. If this Note is to be transferred, the Payee shall surrender this Note to the Payor, whereupon the Payor will issue and deliver upon the order of the Payee a new Note, registered as the Payee may request, representing the outstanding principal being transferred by the Payee and, if less then the entire outstanding principal is being transferred, a new Note to the Payee representing the outstanding principal not being transferred. The Payee and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions for prepayment as provided in Section 4, the outstanding principal represented by this Note may be less than the principal stated on the face of this Note.

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        b.    Exchange. The Payee may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Payor, and receive in exchange therefor, a new Note in the same principal amount as the unpaid principal amount of this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid.

        c.    Replacement. Upon receipt by the Payor of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Payor will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 8 shall be dated as of the date of this Note.

        d.    No transfer by Payor. This Note may be transferred by the Payor in the event of a Change of Control of the Payor in the event that the security for payment hereof is maintained.

        9.    Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile or if sent by nationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

        if to the Payor:

Inform Worldwide Holdings, Inc. 2501 N. Green Valley Parkway, Suite 110 Henderson, NV 89014 Attention: Ashvin Mascarenhas, President Facsimile:

(with a copy to)

Foley &Lardner LLP 100 N. Tampa St., Suite 2700 Tampa, FL 33602 Attention: Richard Agster, Esq. Facsimile: (813) 221-4210

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        if to the Payee:

Bluewater Partners S.A. 222 Old Prospect Road Grand Cayman, Cayman Islands KY1-1206 Attention: Myron Gushlak, Managing Director Facsimile: (345) 947-5054

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile, when receipt is confirmed, (iii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

10.     Miscellaneous

        a.    Extension of Maturity. Should the Obigations become due and payable on other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day. For the purposes of this Note, a Business Day shall be any day that is not a Saturday, Sunday or legal holiday in the State of Florida.

        b.    Attorneys’ and Collection Fees. Should the Payee retain counsel to enforce Payor’s obligations hereunder, whether or not suit is instituted, the Payor agrees to pay, in addition to the Obligations, all reasonable costs of collection, including reasonable attorneys’ and professionals’ fees and expenses, incurred by the Payee in collecting or enforcing this Note.

        c.    Amendments and Waivers. This Note may be amended, and any provision hereof may be waived, only with the express written consent of the Payor and the Payee.

        d.    Choice of Law and Consent to Venue and Jurisdiction. This Note shall be governed, construed and enforced in accordance with the laws of the State of Florida. The Payee consents to the sole and exclusive jurisdiction and venue of the courts of the State of Florida, exclusive of its choice of law provisions, and to the jurisdiction and venue in a court of competent jurisdiction in and for Hillsborough County, Florida.

        e.    Waiver of Jury Trial: PAYOR AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYOR AND HOLDER ENTERING INTO THIS AGREEMENT.

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        f.    Invalidity of Any Part. If any provisions or part of any provision of this Note shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

        g.    Time. Time is of the essence hereunder.

        h.    Binding nature. This Note is binding on the parties and their successors and assigns. Without limiting the foregoing, Payor acknowledges and agrees that Payee’s estate, personal representatives, executors and beneficiaries shall, upon Payee’s death, succeed to all of his rights and entitlements hereunder and to enforce the other terms and conditions herein. For the avoidance of doubt, any place in this agreement where the word “Payee” appears it shall include any person who shall be a holder of this Note.

[Remainder of page intentionally left blank]

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        IN WITNESS WHEREOF, the Payor has caused this Note to be duly executed by its duly authorized officer as of the date first written above, and the parties agree to be bound by the terms and conditions contained herein.

INFORM WORLDWIDE HOLDINGS, INC.
By: /s/ Ashvin Mascarenhas
Name: Ashvin Mascarenhas
Title: President

        FOR VALUE RECEIVED and in consideration for and as an inducement to Payee to extend to the Payor the debt for which this Note is issued, Ashvin Mascarenhas (the “Guarantor”), hereby guarantees to Payee the full, complete, and timely payment of all amounts owing from time to time by Payor to Payee under this Note. This Guaranty is absolute and unconditional. Guarantor waives all rights to notice in connection with this Guaranty, including, but not limited to, notice of acceptance of this Guaranty by Payee. Guarantor agrees that, with or without notice to Guarantor, the Payee may at any time, either with or without consideration, agree to any amendment, modification or assignment of the terms of this Note. This Guaranty shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of Guarantor.

GUARANTOR:

/s/ Ashvin Mascarenhas
Ashvin Mascarenhas

INFORM WORLDWIDE HOLDINGS, INC.
PROMISSORY NOTE

U.S. $15,000	Henderson, Nevada, October 15, 2007

1.     GENERAL. FOR VALUE RECEIVED, INFORM WORLDWIDE HOLDINGS, INC., a Florida corporation (“Payor”), does hereby covenant and promise to pay to the order of BLUEWATER PARTNERS S.A., a Panama corporation, or its assigns or successors (“Payee”), in legal tender of the United States, the sum of Fifteen Thousand Dollars ($15,000.00), or so much thereof as maybe outstanding, plus interest as calculated below, which shall be due and payable upon the following terms and conditions contained in this promissory note (this “Note”).

2.     Term. This Note shall mature on the fifth anniversary of the date of this Note (the “Maturity Date”).

3.     Payment Terms. The entire outstanding unpaid principal balance, plus all accrued interest thereon (collectively, the “Obligations”), shall be due and payable on the Maturity Date. The Obligations shall be payable by wire transfer of immediately available funds to the account of Payee or by certified or official bank check payable to Payee delivered to Payee at the address of Payee as set on the records of Payee or such other business address as shall be designated in writing by Payee.

4.     Prepayment. The Payor may prepay the outstanding principal amount of this Note and any accrued interest, in whole or in part at any time without penalty.

5.     Interest. Interest shall accrue on the outstanding principal balance at the London Interbank Offered Rate for six months U.S. dollar deposits as published in the “Money Rates” column of the local edition of The Wall Street Journal (“LIBOR”) plus three percentage points (3%) per annum compounded annually, calculated on the basis of a 365-day year based upon the actual number of days lapsed. Notwithstanding the foregoing, upon an Event of Default (as defined below), this Note shall bear interest on and after the date of such Event of Default pursuant to Section 7.b below.

6.     Application of Payments. All payments made hereunder shall be applied first to accrued interest, and then to principal or in such other order or proportion as the Payee of this Note may elect.

7.     Default:

        a.     Each of the following events shall constitute an “Event of Default”:

            i.     The Payor’s failure to pay to the Payee any of the Obligations when and as due under this Note, if such failure continues for a period of at least five (5) Business Days;

            ii.     The Payor: (1) applies for or consents to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (2) files a voluntary petition in bankruptcy; (3) files an answer seeking reorganization or an arrangement with creditors; (4) otherwise seeks to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, liquidation or other similar laws or statutes; (5) files any answer admitting the material allegations of a petition filed against it in any proceeding under any such laws identified in subsection 7.a.ii(4), or (6) makes a general assignment for the benefit of its creditors;

            iii.     There shall be filed against the Payor an involuntary petition seeking reorganization of the Payor or the appointment of a receiver, trustee, custodian or liquidator of the Payor or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law or any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an “Involuntary Petition”) and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed.

            iv.     There is a Change of Control of the Payor. For purposes of this Note, the term “Change of Control” means any of the following events, unless the transaction is a non-taxable mere change in corporate form of Payor: (1) all or substantially all of the Payor’s assets are sold or otherwise transferred; (2) a majority of voting control or, whether or not a single person holds such voting control, of the Payor is transferred or otherwise sold to any person; or (3) the Payor is merged (whether by pooling or any other accounting form) with another entity or entities or otherwise alters its form or capital structure and the persons holding a majority of voting control of the Payor before the transaction no longer hold such voting control of the surviving entity, regardless of whether the form of control by the third party is by contract, stock interest, or the existence of rights convertible into stock or other securities that would effectively control the Payor if exercised; or

        b.    Default Interest. Upon an Event of Default, and unless and until cured, the rate of interest accruing on the unpaid principal balance shall be LIBOR plus 5%, independent of whether the Payee of this Note elects to accelerate the unpaid principal balance as a result of such default.

        c.    Remedies on Event of Default. Upon an Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the Payee, the Obligations shall immediately become due and payable, without notice, presentment, demand, or protest, all of which are hereby expressly waived. In case any one or more Events of Default shall occur and be continuing and acceleration of this Note shall have occurred, the Payee may, inter alia, proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Note, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon the Payee hereby shall be exclusive of any other right referred to herein or hereafter available at law, in equity, by statute or otherwise.

8.     Transfer, Exchange or Replacement of Note.

        a.    Transfer. Except as provided in Section 10.h, this Note may not be transferred without the express written consent of the Payor. If this Note is to be transferred, the Payee shall surrender this Note to the Payor, whereupon the Payor will issue and deliver upon the order of the Payee a new Note, registered as the Payee may request, representing the outstanding principal being transferred by the Payee and, if less then the entire outstanding principal is being transferred, a new Note to the Payee representing the outstanding principal not being transferred. The Payee and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions for prepayment as provided in Section 4, the outstanding principal represented by this Note may be less than the principal stated on the face of this Note.

        b.    Exchange. The Payee may, at its option, in person or by duly authorized attorney, surrender this Note for exchange, at the principal business office of the Payor, and receive in exchange therefor, a new Note in the same principal amount as the unpaid principal amount of this Note, each such new Note to be dated as of the date of this Note and to be in such principal amount as remains unpaid.

        c.    Replacement. Upon receipt by the Payor of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Note and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Note, if mutilated, the Payor will deliver a new Note of like tenor in lieu of this Note. Any Note delivered in accordance with the provisions of this Section 8 shall be dated as of the date of this Note.

        d.    No transfer by Payor. This Note may be transferred by the Payor in the event of a Change of Control of the Payor in the event that the security for payment hereof is maintained.

9.     Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile or if sent by nationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

        if to the Payor:

Inform Worldwide Holdings, Inc. 2501 N. Green Valley Parkway, Suite 110 Henderson, NV 89014 Attention: Ashvin Mascarenhas, President Facsimile:

(with a copy to)

Foley &Lardner LLP 100 N. Tampa St., Suite 2700 Tampa, FL 33602 Attention: Richard Agster, Esq. Facsimile: (813) 221-4210

        if to the Payee:

Bluewater Partners S.A. 222 Old Prospect Road Grand Cayman, Cayman Islands KY1-1206 Attention: Myron Gushlak, Managing Director Facsimile: (345) 947-5054

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile, when receipt is confirmed, (iii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

10.     Miscellaneous

        a.    Extension of Maturity. Should the Obigations become due and payable on other than a Business Day, the Maturity Date shall be extended to the next succeeding Business Day. For the purposes of this Note, a Business Day shall be any day that is not a Saturday, Sunday or legal holiday in the State of Florida.

        b.    Attorneys’ and Collection Fees. Should the Payee retain counsel to enforce Payor’s obligations hereunder, whether or not suit is instituted, the Payor agrees to pay, in addition to the Obligations, all reasonable costs of collection, including reasonable attorneys’ and professionals’ fees and expenses, incurred by the Payee in collecting or enforcing this Note.

        c.    Amendments and Waivers. This Note may be amended, and any provision hereof may be waived, only with the express written consent of the Payor and the Payee.

        d.    Choice of Law and Consent to Venue and Jurisdiction. This Note shall be governed, construed and enforced in accordance with the laws of the State of Florida. The Payee consents to the sole and exclusive jurisdiction and venue of the courts of the State of Florida, exclusive of its choice of law provisions, and to the jurisdiction and venue in a court of competent jurisdiction in and for Hillsborough County, Florida.

        e.    Waiver of Jury Trial: PAYOR AND PAYEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PAYOR AND HOLDER ENTERING INTO THIS AGREEMENT.

        f.    Invalidity of Any Part. If any provisions or part of any provision of this Note shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality or unenforceability.

        g.    Time. Time is of the essence hereunder.

        h.    Binding nature. This Note is binding on the parties and their successors and assigns. Without limiting the foregoing, Payor acknowledges and agrees that Payee’s estate, personal representatives, executors and beneficiaries shall, upon Payee’s death, succeed to all of his rights and entitlements hereunder and to enforce the other terms and conditions herein. For the avoidance of doubt, any place in this agreement where the word “Payee” appears it shall include any person who shall be a holder of this Note.

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        IN WITNESS WHEREOF, the Payor has caused this Note to be duly executed by its duly authorized officer as of the date first written above, and the parties agree to be bound by the terms and conditions contained herein.

INFORM WORLDWIDE HOLDINGS, INC.
By: /s/ Ashvin Mascarenhas
Name: Ashvin Mascarenhas
Title: President

        FOR VALUE RECEIVED and in consideration for and as an inducement to Payee to extend to the Payor the debt for which this Note is issued, Ashvin Mascarenhas (the “Guarantor”), hereby guarantees to Payee the full, complete, and timely payment of all amounts owing from time to time by Payor to Payee under this Note. This Guaranty is absolute and unconditional. Guarantor waives all rights to notice in connection with this Guaranty, including, but not limited to, notice of acceptance of this Guaranty by Payee. Guarantor agrees that, with or without notice to Guarantor, the Payee may at any time, either with or without consideration, agree to any amendment, modification or assignment of the terms of this Note. This Guaranty shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of Guarantor.

GUARANTOR:

/s/ Ashvin Mascarenhas
Ashvin Mascarenhas